U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
(Amendment No.  )

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2008 (May 16, 2008)

TNR Technical, Inc.
(Exact name of registrant as specified in its charter)

New York
(State or jurisdiction of incorporation or organization)

                  0-13011
(Commission File Number)

                       11-2565202
(I.R.S. Employer Identification Number)

      301 Central Park Drive, Sanford, FL 32771
 (Address of principal executive offices    (Zip Code)

Registrant's telephone number: 407-321-3011

                                   Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
     (17CFR 240.13e-4(c))

Item 8.01                      Other Information

On May 16, 2008, the Board of Directors of the Registrant approved the filing of a Form 15 to cease being a reporting company when said form is filed between July 1 and July 30, 2008.  Such action will result in the removal of the Company’s Common Stock from the OTC Bulletin Board where it currently trades sporadically.  When our common stock is removed from the OTC Bulletin Board, we would expect it to be available for quotation in the Pink Sheets, but with a possible decrease in liquidity.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TNR Technical, Inc.

Dated: May 19, 2008	By:	/s/ Wayne Thaw
Wayne Thaw, Chief Executive Officer

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